T. Rowe Price Mid-Cap Value Fund

Supplement to Prospectus Dated May 1, 2020

Effective June 5, 2020, the T. Rowe Price Mid-Cap Value Fund will resume accepting new accounts and purchases from most investors who invest directly with T. Rowe Price.

Accordingly, effective June 5, 2020, the first sentence under “Purchase and Sale of Fund Shares” in Section 1, and the first four paragraphs under “More Information About the Fund and Its Investment Risks” in Section 3, are deleted in their entirety from the prospectus.

Financial intermediaries and other institutional clients should contact T. Rowe Price Financial Institution Services or their relationship manager to determine eligibility to open new accounts and purchase shares of the fund.

The date of this supplement is May 5, 2020.

F115-041 5/5/20